Dear Shareholders:
-------------------------------------------------------------------------------
   Lexington Global Corporate Leaders Fund had a total return of 9.6%* for the six-month period ending June 30, 1999. This compares to a total return of 10.8% for the average global fund monitored by Lipper, Inc. The unmanaged Morgan Stanley Capital International World Index had a gain of 8.5%** for the same period.

Portfolio Review
   Performance was helped and hindered by several factors. On the plus side were the Fund's substantial weightings in the United States and Japan. The MSCI US Index performed well with a first half gain of 12.5%. Japanese stocks provided some of the best returns globally with a 20.7% return. The Fund had 42.2% and 15.6% weightings in U.S. and Japanese equities, respectively. A negative trend for the Fund was the strong performance of value and particularly smaller sized companies. After several years of substantial under- performance, small-cap stocks enjoyed large returns in many global markets such as the U.K. and Japan. Small stocks tend to do well when economic activity is perceived to be accelerating. Fears of a global recession have dramatically eased since the emerging market turmoil of last year. In fact, emerging markets have provided the best returns in the first half of 1999.

Market Outlook
   The global investment environment is mixed. The U.S. economy continues to grow at a rapid pace. U.S. consumers have maintained a healthy appetite for houses, cars, computers, and a multitude of other goods. Consumption is being driven by high consumer confidence, low unemployment, and rising home and stock prices. An additional ingredient in the growth formula is the improving performance of the manufacturing sector. It appears that the world economy bottomed about four to six months ago. Led by three interest rate cuts by the Federal Reserve, global growth has accelerated. Asia is seeing the biggest turn with GDP growth not only turning positive but heading above 5% growth in places like South Korea. A combination of cheap currencies, falling interest rates, and strong exports, particularly to the U.S., has led to an improved Asia. The story is similar in other emerging economic regions, such as Latin America, but with a different magnitude. Mexico is enjoying robust growth with strong export growth to the U.S. Brazil is still struggling under budgetary concerns, but not to the degree many expected. Japan has also been a big economic surprise. Perhaps largely due to a massive fiscal stimulus package, first quarter GDP advanced 7.8%. This trend will certainly not continue; however, there are signs the economy may have at least bottomed. Finally, European growth has been spotty. The European consumer has remained surprisingly robust. The weak Euro is also likely to improve the outlook of the manufacturing sector. Although growth is not strong, European growth does seem to be improving.

   A world of accelerating growth is certainly positive for earnings prospects. Unfortunately, there is a flip side to better earnings, which is rising interest rates. Signs of inflation remain fairly well contained, but it is not hard to find warning signs. Important commodities, particularly oil, have increased sharply in price. The U.S. Consumer Price Index is now being closely watched for signs of inflation. Bond yields have also risen sharply. U.K. long rates have risen .85% during the half year, while German ten year rates have advanced .60%. Trying to stay ahead of inflation pressures the U.S. Federal Reserve recently raised interest rates .25% with further hikes a real possibility. Rising interest rates are a major negative for stocks as it raises borrowing costs, slows economic activity, and lowers the attractiveness of stocks versus bonds. Given the heady valuation levels of stocks, particularly in the U.S., investors rightfully should be concerned. While liquidity may be tightening, long-term factors such as corporate restructuring remains a major positive. A shift toward shareholder value has already taken hold in Europe as companies such as Philips, Saurer, and AXA continue to improve profitability. Japanese companies may finally be joining the parade, and this is exciting investors. The scope for strong profit growth in Japan is enormous if cost cutting and restructuring is seriously deployed. Japanese stocks will be excellent long-term investments if management focuses on profitability.

   The portfolio remains well-diversified by region and sector. U.S. equities remain the largest portion of the Fund with 42%, although the weighting has been reduced slightly. At 16% the Japanese equity exposure is 50% above the MSCI World Index weighting. On a sectoral basis, the Fund has a mixture of technology such as Cisco Systems, Inc. and Microsoft Corporation, energy and minerals in BP Amoco plc and Rio Tinto plc, and defensive sectors such as food and drugs. We also believe that the cyclical and financial sectors are important to the Fund's portfolio. The Fund will remain well-diversified and takes a long-term view with any investment decisions. This will lead to low turnover which should reduce expenses and enhance performance.

Year 2000 -- Investment Decisions
   When evaluating current and potential portfolio positions, Year 2000 readiness is one of the factors the Fund's manager considers. The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance. A further discussion of Year 2000 issues is included in the footnotes to the financial statements, which are included in this report.

   We appreciate the support of our Shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexington funds.com.

Sincerely,


/s/ Richard T. Saler         /s/ Alan H. Wapnick         /s/ Robert M. DeMichele
Richard T. Saler             Alan H. Wapnick             Robert M. DeMichele
Portfolio Manager            Portfolio Manager           President
August, 1999                 August, 1999                August, 1999

 * 15.09%, 12.27%, and 10.37% are the one, five, and ten year average annual standard total returns, respectively, for the period ended June 30, 1999. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results. Global investing has special risks, including currency fluctuations and political instability. There is no guarantee that the fund can achieve its objective.
** All country and regional returns are from the corresponding Morgan Stanley
   Capital International Indices. Returns are dollar based with all dividends reinvested.

                     Portfolio Summary as of June 30, 1999
                                  (unaudited)
                           [PIE CHART APPEARS HERE]
            ASSET ALLOCATION
Common Stocks..........................96%
Preferred Stocks........................2%
Cash & Cash Equivalents.................2%

                           [PIE CHART APPEARS HERE]
          TOP COUNTRY HOLDINGS
United States..........................42%
Japan..................................16%
United Kingdom.........................11%
Switzerland.............................7%
Germany.................................6%
Netherlands.............................6%

                      Top Ten Holdings (25% of Portfolio)

 1. Sony Corporation - Japan
 2. Tokyo Electron, Ltd. - Japan
 3. Canon, Inc. - Japan
 4. Nippon Telegraph & Telephone
    Corporation - Japan
 5. Alcoa, Inc. - United States
 6. NEC Corporation - Japan
 7. Citigroup, Inc. - United States
 8. Ito-Yokado Company, Ltd. - Japan
 9. The Interpublic Group of Companies, Inc. - United States
10. Morgan Stanley Dean Witter and Company - United States

Lexington Global Corporate Leaders Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited)

 Number of                                                              Value
  Shares                           Security                           (Note 1)
--------------------------------------------------------------------------------
           COMMON STOCKS: 95.9%
           Australia: 1.4%
  27,800   The News Corporation, Ltd..............................   $   237,194
                                                                     -----------

           Canada: 1.7%
   6,700   Four Seasons Hotels, Inc...............................       291,078
                                                                     -----------

           France: 5.7%
   2,630   Axa....................................................       320,859
   4,700   Schlumberger, Ltd......................................       299,331
   4,500   Vivendi................................................       364,529
   4,500   Vivendi (Rights)/1/ ...................................         5,290
                                                                     -----------
                                                                         990,009
                                                                     -----------
           Germany: 4.2%
   2,211   DaimlerChrysler AG.....................................       191,532
   6,444   Deutsche Bank AG.......................................       393,082
   2,300   Volkswagen AG..........................................       147,297
                                                                     -----------
                                                                         731,911
                                                                     -----------
           Japan: 15.6%
  15,000   Canon, Inc.............................................       431,276
   6,000   Ito-Yokado Company, Ltd................................       401,533
  34,000   NEC Corporation........................................       422,766
     370   Nippon Telegraph & Telephone Corporation...............       431,028
   4,900   Sony Corporation.......................................       528,313
   7,000   Tokyo Electron, Ltd....................................       474,817
                                                                     -----------
                                                                       2,689,733
                                                                     -----------
           Netherlands: 6.0%
   2,000   Aegon NV...............................................       145,100
   9,100   Koninklijke Ahold NV...................................       313,445
   5,400   Royal Dutch Petroleum Company..........................       316,312
   3,750   Unilever NV - NY Shares................................       261,562
                                                                     -----------
                                                                       1,036,419
                                                                     -----------
           Sweden: 1.4%
   7,500   Telefonaktiebolaget LM Ericsson, "Class B".............       240,392
                                                                     -----------

           Switzerland: 6.6%
     174   Nestle AG..............................................       313,506
     138   Novartis AG............................................       201,507
      29   Roche Holding AG.......................................       298,098
   1,110   UBS AG.................................................       331,303
                                                                     -----------
                                                                       1,144,414
                                                                     -----------

 Number of                                                              Value
  Shares                           Security                            (Note 1)
--------------------------------------------------------------------------------
           United Kingdom: 11.1%
  20,500   BP Amoco plc............................................   $  367,412
  22,700   British Telecommunications plc..........................      380,363
  31,300   Diageo plc..............................................      326,866
  19,800   Rio Tinto plc...........................................      331,926
  26,300   SmithKline Beecham plc..................................      341,810
   8,900   Vodafone AirTouch plc...................................      175,363
                                                                      ----------
                                                                       1,923,740
                                                                      ----------
           United States: 42.2%
   6,900   Alcoa, Inc..............................................      426,938
   2,800   American Express Company................................      364,350
   5,300   American Home Products Corporation......................      304,750
   2,900   American International Group, Inc.......................      339,481
   5,600   Cisco Systems, Inc./1/ .................................      360,675
   8,700   Citigroup, Inc..........................................      413,250
   4,100   Exxon Corporation.......................................      316,213
   3,500   General Electric Company................................      395,500
   5,400   Intel Corporation.......................................      321,131
   3,900   Johnson and Johnson.....................................      382,200
   5,300   Lucent Technologies, Inc. ..............................      357,419
   8,000   McDonald's Corporation..................................      330,500
   4,000   Microsoft Corporation/1/ ...............................      360,500
   3,900   Morgan Stanley Dean Witter and Company..................      399,750
   2,100   Pfizer, Inc.............................................      230,475
   6,200   Philip Morris Companies, Inc. ..........................      249,162
   3,700   Procter & Gamble Company................................      330,225
   5,100   The Coca-Cola Company...................................      318,750
   4,600   The Interpublic Group of Companies, Inc.................      398,475
  10,700   The Walt Disney Company.................................      329,694
   7,400   Wal-Mart Stores, Inc....................................      357,050
                                                                      ----------
                                                                       7,286,488
                                                                      ----------
           TOTAL COMMON STOCKS
            (cost $13,107,140).....................................   16,571,378
                                                                      ----------


Lexington Global Corporate Leaders Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited) (continued)

 Number of                                                             Value
  Shares                          Security                           (Note 1)
-------------------------------------------------------------------------------
           PREFERRED STOCK: 2.1%
           Germany: 2.1%
    920    SAP AG (Sysyeme, Anwendungen, Produkte in der
            Datenverarbeitung)
            (cost $411,107)......................................   $   359,110
                                                                    -----------
           TOTAL INVESTMENTS: 98.0% (cost $13,518,247+) (Note
            1)...................................................    16,930,488
           Other assets in excess of
            liabilities: 2.0%....................................       341,579
                                                                    -----------
           TOTAL NET ASSETS: 100.0% (equivalent to $10.37 per
            share on 1,665,698 shares outstanding)...............   $17,272,067
                                                                    ===========

--------
/1/Non-income producing security.
+  Aggregate cost for Federal income tax purposes is $13,525,271.

                              --------------------

At June 30, 1999, the composition of the Fund's net assets by industry was as follows:

Banking............   4.2%
Beverages..........   1.8
Capital Equipment..   5.2
Consumer Durable
 Goods.............   5.0
Consumer Non-
 durable Goods.....   9.5
Electrical &
 Electronics.......   8.3
Energy Sources.....   5.8
Financial
 Services..........  11.5
Health & Personal
 Care..............  10.2
Materials..........   4.4
Merchandising......   3.9
Restaurants........   1.9
Services...........  15.7
Telecommunications.   9.2
Tobacco............   1.4
Other Assets.......   2.0
                    -----
 Total Net
  Assets........... 100.0%
                    =====



   The Notes to Financial Statements are an integral part of this statement.

Lexington Global Corporate Leaders Fund, Inc.
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets
Investments, at value (cost $13,518,247)
 (Note 1)......................................................... $16,930,488
Cash..............................................................     381,470
Dividends and interest receivable.................................      10,578
Foreign taxes recoverable.........................................      18,747
                                                                   -----------
   Total Assets...................................................  17,341,283
                                                                   -----------
Liabilities
Due to Lexington Management Corporation
 (Note 2).........................................................      13,913
Payable for shares redeemed.......................................       5,976
Accrued expenses..................................................      49,327
                                                                   -----------
   Total Liabilities..............................................      69,216
                                                                   -----------
Net Assets (equivalent to $10.37 per share on 1,665,698 shares outstanding) (Note 3)............................................ $17,272,067
                                                                   ===========
Net Assets consist of:
Capital stock -- authorized 1,000,000,000 shares, $.001 par value
 per share........................................................ $     1,666
Additional paid-in capital........................................  12,639,994
Undistributed net investment income...............................     292,690
Accumulated net realized gain on investments and foreign currency
 transactions.....................................................     926,544
Unrealized appreciation of investments and foreign currency
 translation of other assets and liabilities......................   3,411,173
                                                                   -----------
   Total Net Assets............................................... $17,272,067
                                                                   ===========

Lexington Global Corporate Leaders Fund, Inc.
Statement of Operations
Six months ended June 30, 1999 (unaudited)

Investment Income
 Dividends..............................................  $158,064
 Interest...............................................    10,771
                                                          --------
                                                           168,835
 Less: foreign tax expense..............................    19,158
                                                          --------
 Total investment income................................            $  149,677
Expenses
 Investment advisory fee (Note 2).......................    87,504
 Transfer agent and shareholder servicing expenses (Note
  2)....................................................    20,639
 Professional fees......................................    17,964
 Printing and mailing expenses..........................    17,166
 Registration fees......................................    10,845
 Directors' fees and expenses...........................     9,505
 Accounting expenses (Note 2)...........................     8,949
 Custodian expenses.....................................     5,861
 Computer processing fees...............................     3,676
 Other expenses.........................................     9,062
                                                          --------
 Total expenses.........................................               191,171
                                                                    ----------
 Net investment loss....................................               (41,494)
Realized and Unrealized Gain (Loss) on Investments (Note
 4)
Net realized gain (loss) on:
 Investments............................................   904,758
 Foreign currency transactions..........................   (39,146)
                                                          --------
  Net realized gain.....................................               865,612
Net change in unrealized
 appreciation on:
 Investments............................................   775,525
 Foreign currency translation of other assets and
  liabilities...........................................    72,345
                                                          --------
  Net change in unrealized appreciation.................               847,870
                                                                    ----------
Net realized and unrealized gain........................             1,713,482
                                                                    ----------
Increase in Net Assets Resulting from Operations........            $1,671,988
                                                                    ==========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Global Corporate Leaders Fund, Inc.
Statements of Changes in Net Assets

                                            Six months ended
                                             June 30, 1999      Year ended
                                              (unaudited)    December 31, 1998
                                            ---------------- -----------------
Net investment loss........................   $   (41,494)     $    (14,935)
Net realized gain from investments and
 foreign currency transactions.............       865,612         5,425,348
Net change in unrealized appreciation of
 investments and foreign currency
 translation...............................       847,870           231,415
                                              -----------      ------------
  Increase in net assets resulting from
   operations..............................     1,671,988         5,641,828
Distributions to shareholders from net
 investment income (Note 1)................        --            (1,176,896)
Distributions to shareholders from net
 realized gains from security transactions
 (Note 1)..................................        --            (3,427,660)
Decrease in net assets from capital share
 transactions (Note 3).....................    (2,202,473)      (18,320,015)
                                              -----------      ------------
  Net decrease in net assets...............      (530,485)      (17,282,743)
Net Assets:
 Beginning of period.......................    17,802,552        35,085,295
                                              -----------      ------------
 End of period (including undistributed net
  investment income of $292,690 and
  $334,184 in 1999 and 1998,
  respectively)............................   $17,272,067      $ 17,802,552
                                              ===========      ============

  The Notes to Financial Statements are an integral part of these statements.

Lexington Global Corporate Leaders Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998

1.Significant Accounting Policies
Lexington Global Corporate Leaders Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at June 30, 1999.

   Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted

Lexington Global Corporate Leaders Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)

1.Significant Accounting Policies (continued)
Distributions (continued) accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. For 1999, LMC has voluntarily agreed to limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the six months ended June 30, 1999.

The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $49,270 that are incurred by the Fund, but paid by LMC.

3.Capital Stock
Transactions in capital stock were as follows:

                                 Six months ended
                                  June 30, 1999             Year ended
                                   (unaudited)           December 31, 1998
                               ---------------------  ------------------------
                                Shares     Amount       Shares       Amount
                                ------     ------       ------       ------
Shares sold..................   153,967  $ 1,500,511     417,735  $  4,884,051
Shares issued on reinvestment
 of dividends................     --         --          459,871     4,402,616
                               --------  -----------  ----------  ------------
                                153,967    1,500,511     877,606     9,286,667
Shares redeemed..............  (369,269)  (3,702,984) (2,311,185)  (27,606,682)
                               --------  -----------  ----------  ------------
Net decrease.................  (215,302) $(2,202,473) (1,433,579) $(18,320,015)
                               ========  ===========  ==========  ============

4.Investment Transactions
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1999, excluding short-term securities, were $1,503,611 and $3,967,260, respectively.

At June 30, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $3,667,119 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $261,902.

Lexington Global Corporate Leaders Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)


5.Investment and Concentration Risks
The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

   Year 2000 Compliance Risk The Fund seeks to ensure that the operating and processing systems of the companies in which it invests will continue to function when the Year 2000 arrives. However, the risk exists that one or more of these companies may not be adequately prepared for the Year 2000 which could have a material impact on the company itself and on the Fund's investment in that company.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

Lexington Global Corporate Leaders Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                            Six months ended     Year ended December 31,
                             June 30, 1999   ----------------------------------
                              (unaudited)     1998     1997     1996     1995
                            ---------------- -------  -------  -------  -------
Net asset value, beginning
 of period................       $ 9.46       $10.59   $11.28   $11.32   $11.17
                                 ------       ------   ------   ------   ------
Income from investment
 operations:
 Net investment income....        --            0.99     0.03     0.01     0.09
 Net realized and
  unrealized gain on
  investments and foreign
  currency transactions...         0.91         1.02     0.73     1.84     1.10
                                 ------       ------   ------   ------   ------
Total income from
 investment operations....         0.91         2.01     0.76     1.85     1.19
                                 ------       ------   ------   ------   ------
Less distributions:
 Distributions from net
  investment income.......        --           (0.80)   (0.09)   (0.16)   (0.29)
 Distributions in excess
  of net investment income
  (temporary book-tax
  difference).............        --            --       --       --      (0.13)
 Distributions from net
  realized gains..........        --           (2.34)   (1.36)   (1.73)   (0.62)
                                -------      -------  -------  -------  -------
Total distributions.......        --           (3.14)   (1.45)   (1.89)   (1.04)
                                -------      -------  -------  -------  -------
Net asset value, end of
 period...................       $10.37       $ 9.46   $10.59   $11.28   $11.32
                                 ======       ======   ======   ======   ======
Total return..............       19.38%*      19.06%    6.90%   16.43%   10.69%
Ratio to average net
 assets:
 Expenses.................        2.18%*       2.12%    1.75%    1.90%    1.67%
 Net investment income
  (loss)..................      (0.47)%*     (0.06)%    0.23%    0.11%    0.48%
Portfolio turnover rate...       17.45%*     137.33%  117.48%  128.05%  166.35%
Net assets, end of period
 (000's omitted)..........      $17,272      $17,803  $35,085  $37,223  $53,614

--------
* Annualized.

Lexington
Global Corporate Leaders Fund, Inc.

Investment Adviser
---------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
---------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


    All shareholder
    requests for
    services of any
    kind should be sent
    to:

    Transfer Agent
   ---------------------
    STATE STREET BANK AND
    TRUST COMPANY
    c/o National Financial Data Services
    330 West Ninth Street
    Kansas City, Missouri 64105

    Or call toll free:
    Service and Sales: 1-800-526-0056
    24 Hour Account Information:
    1-800-526-0052


  www.lexingtonfunds.com

---------------------------------------

(800) 526-0052

"LEXLINE"
24 hour toll-free telephone access to your
Lexington Fund account
Price/Yield . Account Balances . Exchanges .
Last Transactions . Total Return . Duplicate Statements
--------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Global Corporate
Leaders Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEX270-SAR6/99

                                   LEXINGTON
                                   GLOBAL
                                   CORPORATE
                                   LEADERS
                                   FUND, INC.
                 --------------------------------------------
                 Seeks long-term growth of capital, primarily
                    through investment in common stocks of
                   companies domiciled in foreign countries
                            and the United States.
                 --------------------------------------------

                              Semi-Annual Report
                                 June 30, 1999


                              The Lexington Group
                                  of No-Load
                             Investment Companies


                       [LOGO OF LEXINGTON APPEARS HERE]